Prospectus supplement dated June 26, 2018
to the following prospectus(es):
Market Street VIP/2 Annuity (NLAIC) dated May 1, 2008
Market Street VIP/2 Annuity (NLIC) dated May 1, 2002
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract. Effective July 2, 2018, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Deutsche Variable Series I - Deutsche Bond VIP: Class A	Deutsche DWS Variable Series I - DWS Bond VIP: Class A
Deutsche Variable Series I - Deutsche Core Equity VIP: Class A	Deutsche DWS Variable Series I - DWS Core Equity VIP: Class A
Deutsche Variable Series I - Deutsche CROCI(R) International VIP: Class A	Deutsche DWS Variable Series I - DWS CROCI(R) International VIP: Class A
GWP-0679
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